PROSPECTUS

MIDANEK/PAK ULTRASHORT DURATION FUND

September 30, 2004
As Revised June 1, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Midanek/Pak Ultrashort Duration Fund

A series of Advisors Series Trust

The Midanek/Pak Ultrashort Duration Fund is a mutual fund that seeks to provide a high level of current income, consistent with low volatility of principal.

Midanek/Pak Advisors, LLC (the “Advisor”) is the investment advisor to the Fund.

Table of Contents

AN OVERVIEW OF THE FUND	2
PERFORMANCE	3
FEES AND EXPENSES	3
EXAMPLE	3
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	4
PRINCIPAL RISKS OF INVESTING IN THE FUND	5
MANAGEMENT OF THE FUND	6
YOUR ACCOUNT WITH THE FUND	9
SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES	14
DIVIDENDS AND DISTRIBUTIONS	15
TAX CONSEQUENCES	15
FINANCIAL HIGHLIGHTS	15
PRIVACY NOTICE	16

This Prospectus sets forth basic information about the Midanek/Pak Ultrashort Duration Fund (the “Fund”) that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is September 30, 2004, as revised June 1, 2005

AN OVERVIEW OF THE FUND

What is the Fund’s Investment Objective?	The Fund seeks maximum total return consistent with preservation of capital.
What are the Fund’s Principal Investment Strategies?
The Fund invests, under normal circumstances, at least 50% of its total assets in U.S. Government Securities, its agencies or instrumentalities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans (“Mortgage-Backed Securities”) issued by agencies such as Fannie Mae or Government National Mortgage Association (“GNMA”), and in repurchase agreements collateralized by U.S. Government Securities. The remainder of the Fund’s assets (up to 50%) may be invested in other non-government securities with a minimum credit rating of AAA or equivalent.

The Advisor considers the “effective duration” of the Fund’s entire portfolio when selecting securities. The Fund’s “effective duration” is a measure of a security’s price volatility or the risk associated with such change. The Advisor makes use of various analytical tools to estimate the potential percentage gain or loss for each holding (and the portfolio overall) for shifts in interest rates. Effective duration is the estimated potential gain or loss for a shift of 100 basis points in the yield curve.

The Fund is expected to maintain an average duration of one year or less, and a dollar-weighted average portfolio maturity of no more than three years.

What are the Principal Risks of Investing in the Fund?	There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	When interest rates go up, fixed income securities held by the Fund will decline in value.
•	Short duration U.S. government securities may underperform the fixed income market.
•	Securities issued by U.S. government agencies may not be backed by the U.S. Treasury and may be backed solely by the agency’s ability to borrow or by the credit of the issuing agency.
•	An issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.

•	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to Invest in the Fund?	The Fund may be appropriate for investors who:
• Seek current income or stability of principal
• Want to add a current income or stability of principal investment to diversify their equity investment portfolio
• Are pursuing a short-term goal

PERFORMANCE

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees[1] (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)[1]	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses [2]	0.45%
Total Annual Fund Operating Expenses	0.95%
Less: Contractual expense waiver/reimbursement[3]	-0.40%
Net Expenses	0.55%

[1]	The Fund’s authorized intermediary charges a $15 fee for wire redemptions.
[2]	These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.
[3]
The Fund’s investment advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 0.55% of average net assets of the Fund. This contract’s term is indefinite and may be terminated only by the Board of Trustees. Under limited conditions, the Fund may reimburse the investment advisor in future years for fees waived or expenses paid.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the one-year figure below is based on the Fund’s net expenses resulting from the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is to seek maximum total return consistent with preservation of capital.

Principal Strategy

The Midanek/Pak Ultrashort Duration Fund invests primarily (at least 50% of its net assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, the Advisor chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, the Advisor considers the “effective duration” of the Fund’s entire portfolio when selecting securities. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. Although the Advisor manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration. In any event, the Fund is expected to maintain an average duration of one year or less, and a dollar-weighted average portfolio maturity of no more than three years.

The Fund may invest in Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participation in or are collateralized by and payable from mortgage loans secured by real property. Mortgage-Backed Securities may include multiple class securities including collateralized mortgage obligations (“CMO”). The Fund may invest in commercial Mortgage-backed Securities (“CMBS”). CMBS are a means for investors to participate in the ownership of commercial mortgages. CMBS are securitizations of mortgage loans backed by commercial real estate. Loans that serve as CMBS collateral are secured by commercial real estate such as apartment buildings, shopping or strip malls, office buildings, hotels, warehouse/industrial buildings, etc.

The Fund may invest in Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a fund will be unable to possess and sell the underlying collateral and that a fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Portfolio Turnover

The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objectives and policies regardless of the effect on the Fund’s portfolio turnover rate.

Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

The Fund cannot accurately predict its future annual portfolio turnover rate. Securities may be replaced as they mature; however, the Fund expects that the actual trading turnover will be low. It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments
Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund may, however, temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and/or money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the effectiveness of the Advisor’s investment strategies and the Advisor’s research, analysis and selection of portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. Market risk means that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Mortgage Backed Securities Risk. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-Backed Securities Risk. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying asset-backed securities can be expected to accelerate. A fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is that possibility that, in some cases, a fund will be unable to possess and sell the underlying collateral and that a fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance.

U.S. Government Securities Risk. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

MANAGEMENT OF THE FUND

Investment Advisor
Midanek/Pak Advisors, LLC, the Advisor, is the investment advisor to the Fund. The Advisor’s address is 1981 North Broadway, Suite 320, Walnut Creek, California, 94596. The Advisor has provided investment advisory services to institutional accounts since 2002.

The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Advisor is entitled to receive an annual management fee, calculated daily and payable monthly, equal to 0.50% of the average daily net assets of the Fund.

Portfolio Managers
James I. Midanek and John D. Pak are responsible for the day-to-day management of the Fund’s portfolio.

James I. Midanek - Mr. Midanek has been a member of Midanek/Pak Advisors, LLC since June 2002. Prior to joining the Advisor, from 1998 to 2002, he was the Chief Investment Officer/Fixed Income at Turner Investment Partners.

John D. Pak - Mr. Pak has been a member of Midanek/Pak Advisors, LLC since June 2002. Prior to joining the Advisor, from 2000 to 2002, he was a Senior Portfolio Manager at Turner Investment Partners. From 1999 to 2000, Mr. Pak was the Trade Desk Manager at Tuttle Decision Systems, Inc. Mr. Pak was the portfolio manager for the Turner Ultra Short Duration Fixed Income Fund (currently the Constellation CIP Ultra Short Duration Fixed Income Fund) from January 15, 2000 through May 31, 2002. Mr. Pak had full discretionary authority over the selection of investments for, and was primarily responsible for the day-to-day management of that fund.

Mr. Midanek’s and Mr. Pak’s Prior Record

Mr. Midanek was the portfolio manager for the Turner Ultra Short Duration Fixed Income Fund (currently the Constellation CIP Ultra Short Duration Fixed Income Fund) from its inception, March 1, 1994 (then the Solon Ultra Short Duration Fixed Income Fund) through May 31, 2002. From January 15, 2000 to May 31, 2002, Mr. Pak was the co-portfolio manager for the Turner Ultra Short Duration Fixed Income Fund. The annualized total return for the Fund from its inception through May 31, 2002 was 6.04%. At May 31, 2002, the Turner Ultra Short Duration Fixed Income Fund had $270 million in net assets. As portfolio managers for the Fund, Mr. Midanek and Mr. Pak had full discretionary authority over the selection of investments for, and were primarily responsible for the day-to-day management of that fund.

The average annual total returns for the one-year and five-year periods ended March 31, 2002, and for the entire period during which Mr. Midanek and Mr. Pak managed that fund compared with the performance of the Merrill Lynch Three-Month U.S. Treasury Bill Index were:

			Since
	1 Year	5 Years	Inception (1)
Turner Ultra Short Duration Fixed Income Fund
Return Before Taxes	4.10%	5.82%	6.04%
Merrill Lynch Three-Month U.S. Treasury Bill Index (2)	2.82%	4.82%	5.06% (3)

1	The inception date of the Fund-Class I Shares is March 1, 1994.
2	The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.
3	The calculation date for the index with regard to the Class I Shares is March 31, 1994

The quarterly and monthly returns during the period during which Mr. Midanek and Mr. Pak managed the Turner Ultra Short Duration Fixed Income Fund were:

Historical performance is not indicative of future performance. Although the Midanek/Pak Ultrashort Duration Fund and the Turner Ultra Short Duration Fixed Income Fund have substantially similar objectives, policies, and strategies, the Turner Ultra Short Duration Fixed Income Fund is a separate fund and its historical performance is not indicative of the future performance of the Midanek/Pak Ultrashort Duration Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Fund Expenses
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed, however, to reduce its fees and/or pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding interest and tax expenses) will not exceed 0.55% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

YOUR ACCOUNT WITH THE FUND

Share Price
Shares of the Fund are sold at net asset value per share (NAV), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays.

Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The Fund’s investments are valued according to market value. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Fund’s Board of Trustees.

Buying Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$15,000	$1,000
Retirement and Tax-Deferred Accounts	$100	$100

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Fund to receive purchase orders. The Fund’s minimum initial investment (as well as subsequent additional investments) depends on the nature of the account as shown in the table above. For regular accounts, the Fund requires an initial investment of $15,000. For retirement and other non-taxable accounts (IRAs, SEP-IRAs, pension and profit sharing plans, etc.), the Fund requires an initial investment of $100. Minimum investment amounts may be made in any amount in excess of this amount and may be waived from time to time by the Fund.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Fund may reject your purchase order if in the Advisor’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to the Fund, or rejection otherwise would be in the Fund’s best interest.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-877-840-1200 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Timing and Nature of Requests
Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. Good order means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the “Midanek/Pak Ultrashort Duration Fund.” All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Methods of Buying

Through a broker-dealer or other financial intermediary
You can purchase shares of the Fund through any broker-dealer or other financial intermediary (sales agent) that has been authorized by the Fund. These sales agents are further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A purchase order is deemed received by the Fund when an authorized sales agent, or, if applicable, a sales agent’s authorized designee, receives the request in good order. Please keep in mind that a sales agent may charge additional fees for its services.

By mail
The Fund will not accept payment in cash, including cashier’s check or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application form and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll free at 1-877-840-1200 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

By wire
If you wish to open an account or to make additional investments by wire, call 1-877-840-1200 to obtain a shareholder account number and instructions. You should then instruct your bank to wire transfer the intended amount in federal funds to:
U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit:  Midanek/Pak Ultrashort Duration Fund
(your name or the title on the account)
(your account #)

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary
If you purchased your shares through a sales agent (e.g., broker-dealer or other financial intermediary), your redemption order must be placed through the same sales agent. The sales agent must receive your redemption order prior to 4:00 p.m. Eastern time for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV. Please keep in mind that your sales agent may charge additional fees for its services.

By mail
You can redeem shares purchased directly from the Fund by mail. Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

	Regular Mail Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Midanek/Pak Ultrashort Duration Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

A signature guarantee must be included if any of the following situations apply:
•	You wish to redeem more than $100,000 worth of shares;

•	The redemption is being mailed to a different address from the one on your account (record address); or

•	The redemption is being made payable to someone other than the account owner.

•	The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.

•	A change of address request has been received by the transfer agent within the last 15 days.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund’s transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public cannot provide a signature guarantee.

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $500, by instructing the Fund by phone at 1-877-840-1200. Unless noted on the initial application, a signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

▪	that you correctly state the Fund account number
▪	the name in which your account is registered
▪	the social security or tax identification number under which the account is registered
▪	the address of the account holder, as stated in the account application form

By Wire
To redeem shares by wire, call the Fund at 1-877-840-1200 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The Transfer Agent charges a $15 outgoing wire fee.

Payment of Redemption Proceeds
You may redeem the Fund’s shares at a price equal to the NAV next determined after the Fund’s transfer agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and wired or mailed to you after the Fund receives your redemption request.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds.

Specifically, we may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Fund reserves the right to reject any purchase order, including from those persons believed by the Fund to be “market-timers.”

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	Vary or waive any minimum investment requirement.
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason.
•
Reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

•
Redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund.
•	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under “Methods of Buying.”

Your broker-dealer or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial intermediary for details.

SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Fund’s advisor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared, accrued and paid daily based upon the Fund’s net investment income (i.e., income other than net realized gains).  Net realized capital gains distributions, if any, normally will be declared and paid annually at the end of the year in which they have been earned, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS.

Investment Advisor
Midanek/Pak Advisors, LLC
1981 North Broadway, Suite 320
Walnut Creek, California 94596

Independent Auditors
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

MIDANEK/PAK ULTRASHORT DURATION FUND,
a series of Advisors Series Trust
www.MPAinvest.com

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-877-840-1200 or by writing to:

MIDANEK/PAK ULTRASHORT DURATION FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.MPAinvest.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959)